                                                                    EXHIBIT 99.1

PINNACLE AIRLINES REPORTS THIRD QUARTER FINANCIAL RESULTS

MEMPHIS, TENN. October 31, 2005 -- Pinnacle Airlines Corp. (NASDAQ: PNCL) today reported a third quarter 2005 operating loss of $32.4 million and a net loss of $21.4 million, or $0.98 per fully diluted share. The third quarter loss is primarily due to an after tax charge of approximately $34.5 million for items related to the recent bankruptcy filings of Northwest Airlines ("Northwest") and Mesaba Airlines ("Mesaba"). For the three months ended September 30, 2004, Pinnacle reported operating income of $18.5 million and net income of $12.6 million, or $0.58 per fully diluted share. Pinnacle's third quarter 2004 results included a benefit of $0.08 per fully diluted share from reductions in previous estimates of income tax expense.

Excluding the charge associated with the Northwest and Mesaba bankruptcy filings, Pinnacle's pro forma operating income for the three months ended September 30, 2005 was $21.6 million, an increase of $3.0 million, or 16%, over the same period in 2004. Excluding the charge, Pinnacle reported pro forma net income of $13.1 million, or fully diluted earnings per share ("EPS") of $0.60. Pro forma operating margin was 9.8% for the three months ended September 30, 2005, as compared to 11.0% for the same period in 2004.

In the third quarter of 2005, Pinnacle recorded operating revenue of $220.9 million, an increase of $52.9 million, or 31%, over 2004. For the quarter, Pinnacle completed 115,358 block hours and 66,094 cycles, increases of 32% and 20%, respectively, over the same period in 2004.

Pinnacle's operating performance was significantly impacted by various events during the quarter, including major weather events and crew shortages. The Company also incurred higher administrative costs, partially related to ongoing strategic initiatives, that were also a key factor in reducing Pinnacle's third quarter pro forma operating margin to 9.8% from 11.0% in 2004.

The bankruptcy filings of Northwest and Mesaba had a significant impact on Pinnacle's third quarter results. Northwest has honored its obligations arising since the date of its bankruptcy filing on September 14, 2005, and Pinnacle expects Northwest to continue to do so until Northwest considers the status of its airline services agreement with Pinnacle.

"We faced a strike by Northwest's mechanics, Hurricanes Katrina and Rita, and Northwest's bankruptcy filing, yet our People stayed focused on running a safe and reliable operation," said Phil Trenary, President and Chief Executive Officer. "This dedication, combined with our low cost structure, will ensure our place in Northwest's restructured network."

Following its bankruptcy filing, Northwest requested that Pinnacle remove 15 CRJ aircraft from regularly scheduled service and place them into long-term storage. On October 31, 2005, Pinnacle removed 15 CRJ aircraft from service and is now operating 124 CRJ aircraft in regularly scheduled service. Pinnacle is taking steps to reduce its costs to compensate for the 15 aircraft schedule reduction.

During the quarter, Pinnacle incurred borrowings of $17.0 million under its revolving credit facility with First Tennessee Bank. Pinnacle ended the quarter with $62.6 million in cash and short-term investments.

"We regret that our airline partner, Northwest Airlines, and its other regional carrier, Mesaba Aviation, were forced to file for bankruptcy protection," said Peter Hunt, Pinnacle's Vice President and Chief Financial Officer. "We have taken steps to prepare for this challenging period by maximizing our liquidity."

Additional information regarding Pinnacle's results for the third quarter and other current developments, including those relating to Northwest, are included in its Form 10-Q that was filed today with the Securities and Exchange Commission.

Non-GAAP Disclosures

This release and certain tables accompanying this release, include certain financial information not prepared in accordance with generally accepted accounting principles ("GAAP"), regarding net income and EPS for the three months ended September 30, 2005 regarding the previously discussed charge associated with the bankruptcy filings of Northwest and Mesaba. Similar tables have also been prepared for the nine months ended September 30, 2005 that exclude the nonrecurring gain on extinguishment of the note payable with Northwest and the charge associated with the bankruptcy filings of Northwest and Mesaba. Pinnacle believes that this information is useful to investors as it indicates more clearly Pinnacle's comparative year-to-year results. None of this information should be considered a substitute for any measures prepared in accordance with GAAP. Pinnacle has included its reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures in the accompanying schedules.

About Pinnacle

Pinnacle Airlines Corp. operates through its wholly owned subsidiary, Pinnacle Airlines, Inc., as a regional airline that provides airline capacity to Northwest Airlines, Inc. Pinnacle operates as a Northwest Airlink carrier at Northwest's domestic hub airports in Detroit, Minneapolis/St. Paul and Memphis and the focus cities of Indianapolis and Milwaukee. Pinnacle currently operates an all-jet fleet of 124 Canadair Regional Jets and offers scheduled passenger service with 766 daily departures to 115 cities in 38 states and five Canadian provinces. Pinnacle Airlines maintains its headquarters in Memphis, Tennessee, and employs approximately 3,600 People.


Forward-Looking Statements

This press release contains various forward-looking statements that are based on management's beliefs, as well as assumptions made by and information currently available to management. Although Pinnacle believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including those set forth in our filings with the Securities and Exchange Commission, which are available to investors at our web-site or online from the Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove erroneous, actual results may vary materially from results that were anticipated or projected. Pinnacle does not intend to update these forward-looking statements before its next required filing with the Securities and Exchange Commission.

For further information, please contact Philip Reed at (901) 348-4257, or visit our Web site at www.nwairlink.com.

                                      # # #

                             PINNACLE AIRLINES CORP.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    THREE MONTHS ENDED SEPTEMBER 30,
                                                                 ----------------------------------------
                                                                       2005                  2004
                                                                 ------------------    ------------------
Operating revenues
  Regional airline services                                              $ 218,832             $ 167,063
  Other                                                                      2,111                 1,023
                                                                 ------------------    ------------------
Total operating revenues                                                   220,943               168,086
Operating expenses
  Salaries, wages and benefits                                              35,155                27,425
  Aircraft fuel                                                             30,555                22,816
  Aircraft maintenance, materials and repairs                                7,473                 5,412
  Aircraft rentals                                                          73,737                55,290
  Other rentals and landing fees                                            11,464                10,047
  Ground handling services                                                  23,616                17,777
  Depreciation                                                               1,041                   812
  Other                                                                     16,344                 9,982
  Provision for losses associated with bankruptcy filings of
       Northwest and Mesaba                                                 53,914                    -
                                                                 ------------------    ------------------
Total operating expenses                                                   253,299               149,561
                                                                 ------------------    ------------------
Operating income (loss)                                                   (32,356)                18,525
Operating income (loss) as a percentage of operating revenues              (14.6%)                 11.0%
Nonoperating income (expense)
   Interest expense                                                        (1,109)               (1,212)
   Interest income                                                             402                    83
   Miscellaneous (expense) income, net                                         (2)                   (7)
                                                                 ------------------    ------------------
Total nonoperating expense                                                   (709)               (1,136)
                                                                 ------------------    ------------------
                                                                          (33,065)                17,389
Income (loss) before income taxes
Income tax (benefit) expense                                              (11,673)                 4,740
                                                                 ------------------    ------------------
Net income (loss)                                                     $   (21,392)           $    12,649
                                                                 ==================    ==================

Basic and diluted earnings (loss) per share                           $     (0.98)           $      0.58
                                                                 ==================    ==================

Shares used in computing basic and diluted earnings (loss) per
share                                                                       21,908                21,892
                                                                 ==================    ==================

                             PINNACLE AIRLINES CORP.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                     NINE MONTHS ENDED SEPTEMBER 30,
                                                                 ----------------------------------------
                                                                       2005                  2004
                                                                 ------------------    ------------------
Operating revenues
  Regional airline services                                              $ 622,541             $ 452,104
  Other                                                                      6,033                 2,034
                                                                 ------------------    ------------------
Total operating revenues                                                   628,574               454,138
Operating expenses
  Salaries, wages and benefits                                              99,664                75,524
  Aircraft fuel                                                             84,660                58,883
  Aircraft maintenance, materials and repairs                               23,546                16,927
  Aircraft rentals                                                         206,632               148,972
  Other rentals and landing fees                                            32,668                26,982
  Ground handling services                                                  69,405                46,130
  Depreciation                                                               3,019                 2,302
  Other                                                                     44,570                28,639
  Provision for losses associated with bankruptcy filings of
     Northwest and Mesaba                                                   53,914                    -
                                                                 ------------------    ------------------
Total operating expenses                                                   618,078               404,359
                                                                 ------------------    ------------------
Operating income                                                            10,496                49,779
Operating income as a percentage of operating revenues                        1.7%                 11.0%
Nonoperating income (expense)
   Interest expense                                                        (3,266)               (3,752)
   Interest income                                                             819                   194
   Miscellaneous (expense) income, net                                         (2)                   309
   Gain on extinguishment of debt                                           18,000                    -
                                                                 ------------------    ------------------
Total nonoperating income (expense)                                         15,551               (3,249)
                                                                 ------------------    ------------------
                                                                            26,047                46,530
Income before income taxes
Income tax expense                                                          10,311                16,129
                                                                 ------------------    ------------------
Net income                                                                $ 15,736              $ 30,401
                                                                 ==================    ==================

Basic and diluted earnings per share                                       $  0.72               $  1.39
                                                                 ==================    ==================

Shares used in computing basic earnings per share                           21,908                21,892
                                                                 ==================    ==================

Shares used in computing diluted earnings per share                         21,923                21,897
                                                                 ==================    ==================

                             PINNACLE AIRLINES CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                             SEPTEMBER 30,          DECEMBER 31,
                                                                                 2005                  2004
                                                                           -----------------     ----------------
                                                                            (UNAUDITED)
ASSETS

Current assets

Cash and cash equivalents                                                    $  58,550                $  34,912
Short-term investments                                                           4,000                     --
Receivables, net of allowance of $49,030 and $34, respectively                  26,969                   25,139
Spare parts and supplies, net                                                    6,403                    5,341
Prepaid expenses and other assets                                                5,452                    5,644
Deferred income taxes, net of allowance                                         19,732                      860
                                                                             ---------                ---------
    Total current assets                                                       121,106                   71,896

Property and equipment
  Aircraft and rotable spares                                                   39,334                   35,837
  Other property and equipment                                                  19,271                   16,161
  Office furniture and fixtures                                                  1,941                    1,863
                                                                             ---------                ---------
                                                                                60,546                   53,861
  Less accumulated depreciation                                                (17,393)                 (14,445)
                                                                             ---------                ---------
Net property and equipment                                                      43,153                   39,416
Other assets, primarily aircraft deposits                                       24,845                   21,111
Debt issuance costs, net                                                         4,252                     --
Contractual rights under airline services agreement, net                        14,736                   15,115
Goodwill, net                                                                   18,422                   18,422
                                                                             ---------                ---------
Total assets                                                                 $ 226,514                $ 165,960
                                                                             =========                =========

                             PINNACLE AIRLINES CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                  SEPTEMBER 30,       DECEMBER 31,
                                                                                      2005               2004
                                                                                ---------------     --------------
                                                                                  (UNAUDITED)
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities
  Accounts payable                                                               $     23,847       $     16,983
  Accrued expenses                                                                     20,532             15,083
  Line of credit with First Tennessee                                                  17,000               --
  Income taxes payable                                                                 21,430              1,633
  Other current liabilities, including $2,793 of accrued sublease losses                4,572              6,756
                                                                                 ------------       ------------
         Total current liabilities                                                     87,381             40,455
Deferred income taxes                                                                   6,968              7,105
Other liabilities, including $2,092 of accrued sublease losses                          2,542                948
Senior convertible notes                                                              121,000               --
Note payable and line of credit with Northwest                                           --              125,000
Commitments and contingencies
Stockholders' equity (deficiency)
  Preferred stock, par value $0.01 per share; 1,000,000 shares authorized,               --
    no shares issued                                                                     --
  Series A preferred stock, stated value $100 per share; one share                       --
    authorized and issued                                                                --
  Series common stock, par value $0.01 per share; 5,000,000 shares                       --
    authorized; no shares issued                                                         --
  Common stock, $0.01 par value; 40,000,000 shares authorized, 21,945,260 and
    21,950,260 shares issued, respectively                                                219                220
Additional paid-in capital                                                             85,549             85,603
Accumulated deficit                                                                   (77,113)           (92,849)
Unearned compensation on restricted stock                                                 (32)              (522)
                                                                                 ------------       ------------
           Total stockholders' equity (deficiency)                                      8,623             (7,548)
                                                                                 ------------       ------------
           Total liabilities and stockholders' equity (deficiency)               $    226,514       $    165,960
                                                                                 ============       ============

                             PINNACLE AIRLINES CORP.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)


                                                                                 NINE MONTHS ENDED SEPTEMBER 30,
                                                                             ----------------------------------------
                                                                                   2005                  2004
                                                                             ------------------    ------------------
Cash provided by operating activities                                              $    13,214           $    25,549
Cash used in investing activities                                                     (16,183)               (4,978)
Cash provided by (used in) financing activities                                         26,607              (14,000)
                                                                             ------------------    ------------------
Net increase in cash and cash equivalents                                               23,638                 6,571
Cash and equivalents at beginning of period                                             34,912                31,523
                                                                             ------------------    ------------------
Cash and equivalents at end of period                                              $    58,550           $    38,094
                                                                             ==================    ==================

                             PINNACLE AIRLINES CORP.
                        OPERATING STATISTICS (UNAUDITED)


                                                                     THREE MONTHS ENDED SEPTEMBER 30,
                                                               ---------------------------------------------
                                                                  2005            2004            CHANGE
                                                               ------------    ------------     ------------
OTHER DATA:
Revenue passengers (in thousands)                                    2,192           1,777              23%
Revenue passenger miles (in thousands) (1)                       1,160,095         827,798              40%
Available seat miles (in thousands)                              1,555,520       1,159,265              34%
Passenger load factor (2)                                            74.6%           71.4%          3.2 pts
Operating revenue per available seat mile (in cents)                 14.20           14.50             (2%)
Operating costs per available seat mile (in cents)                   16.29           12.90              26%
Operating costs per available seat mile without losses
    associated with bankruptcy filings (in cents)                    12.82           12.90             (1%)
Operating revenue per block hour                                  $  1,915        $  1,920             (0%)
Operating costs per block hour                                    $  2,195        $  1,708              29%
Operating costs per block hour without losses
    associated with bankruptcy filings                            $  1,728        $  1,708               1%
Block hours                                                        115,358          87,540              32%
Cycles                                                              66,094          54,946              20%
Average daily utilization (block hours)                               9.04            9.16       (0.12 hrs)
Average stage length (miles)                                           510             466               9%
Number of operating aircraft (end of period)                           139             109              28%
Employees (end of period)                                            3,605           2,826              28%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                     NINE MONTHS ENDED SEPTEMBER 30,
                                                               ---------------------------------------------
                                                                  2005            2004            CHANGE
                                                               ------------    ------------     ------------
OTHER DATA:
Revenue passengers (in thousands)                                    5,971           4,625              29%
Revenue passenger miles (in thousands) (1)                       3,064,647       2,066,875              48%
Available seat miles (in thousands)                              4,326,501       2,966,912              46%
Passenger load factor (2)                                            70.8%           69.7%          1.1 pts
Operating revenue per available seat mile (in cents)                 14.53           15.31             (5%)
Operating costs per available seat mile (in cents)                   14.22           13.63               4%
Operating costs per available seat mile without losses
    associated with bankruptcy filings (in cents)                    13.04           13.63             (4%)
Operating revenue per block hour                                  $  1,929        $  1,992             (3%)
Operating costs per block hour                                    $  1,888        $  1,774               6%
Operating costs per block hour without losses
    associated with bankruptcy filings                              $1,731          $1,774             (2%)
Block hours                                                        325,802         227,976              43%
Cycles                                                             187,188         145,478              29%
Average daily utilization (block hours)                               9.20            8.88         0.32 hrs
Average stage length (miles)                                           502             447              12%
Number of operating aircraft (end of period)                           139             109              28%
Employees (end of period)                                            3,605           2,826              28%
------------------------------------------------------------------------------------------------------------

(1) Revenue passenger miles represents the number of miles flown by revenue passengers.

(2) Passenger load factor equals revenue passenger miles divided by available seat miles.

                             PINNACLE AIRLINES CORP.
               RECONCILIATION OF NON-GAAP DISCLOSURES (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   THREE MONTHS ENDED SEPTEMBER 30,
                                                            ------------------------------------------------
                                                                                               % INCREASE
                                                                2005            2004           (DECREASE)
                                                            -------------    -----------     ---------------
                                                                            (IN THOUSANDS)
OPERATING AND NET INCOME (LOSS):
Operating income (loss) in accordance with GAAP                 $(32,356)        $ 18,525            (275)%
    Add: Provision for losses associated with Northwest
         and Mesaba bankruptcy filings                            53,914             --               100%
                                                                --------         --------        --------
Operating income                                                $ 21,558         $ 18,525              16%
                                                                ========         ========        ========
Net income (loss) in accordance with GAAP                       $(21,392)        $ 12,649            (269)%
     Add: Provision for losses associated with Northwest
          and Mesaba bankruptcy filings, net of tax               34,519             --               100%
                                                                --------         --------        --------
Net income                                                      $ 13,127         $ 12,649               4%
                                                                ========         ========        ========

BASIC AND DILUTED EPS:
Basic and diluted EPS (LPS) in accordance with GAAP             $  (0.98)        $   0.58            (269)%
   Add: Provision for losses associated with Northwest
        and Mesaba bankruptcy filings, net of tax                   1.58             --               100%
                                                                --------         --------        --------
Basic and diluted EPS                                           $   0.60         $   0.58               3%
                                                                ========         ========        ========

                                                                   NINE MONTHS ENDED SEPTEMBER 30,
                                                            -----------------------------------------------
                                                                                             % INCREASE
                                                                2005            2004           (DECREASE)
                                                            -------------    -----------     --------------
                                                                            (IN THOUSANDS)
OPERATING AND NET INCOME (LOSS):
Operating income (loss) in accordance with GAAP                $ 10,496         $ 49,779             (79)%
   Add: Provision for losses associated with Northwest
        and Mesaba bankruptcy filings                            53,914             --               100%
                                                               --------         --------        --------
Operating income                                               $ 64,410         $ 49,779              29%
                                                               ========         ========        ========
Net income (loss) in accordance with GAAP                      $ 15,736         $ 30,401              48%
   Add: Provision for losses associated with Northwest
        and Mesaba bankruptcy filings, net of tax                34,519             --               100%
    Deduct:  Gain on extinguishment of debt, net of tax         (11,302)            --               100%
                                                               --------         --------        --------
Net income                                                     $ 38,953         $ 30,401              28%
                                                               ========         ========        ========

BASIC AND DILUTED EPS:
Basic and diluted EPS in accordance with GAAP                  $   0.72         $   1.39             (48)%
   Add: Provision for losses associated with Northwest
        and Mesaba bankruptcy filings, net of tax                  1.58             --               100%
  Deduct: Gain on extinguishment of debt, net of
          related tax                                             (0.52)            --              (100)%
                                                               --------         --------        --------
Basic and diluted EPS                                          $   1.78         $   1.39              28%
                                                               ========         ========        ========